Exhibit 99.1

Tesoro Logistics LP Prices Public Offering of 3,700,000 Common Units

SAN ANTONIO, TX – October 2, 2012 - Tesoro Logistics LP (the “Partnership”) (NYSE:TLLP) today announced that it has priced its previously announced underwritten public offering of 3,700,000 common units representing limited partner interests in the Partnership at $41.80 per common unit.

In connection with the offering, the Partnership has granted the underwriters a 30-day option to purchase up to 555,000 additional common units. The offering is expected to close on October 5, 2012, subject to customary closing conditions. The Partnership intends to use the net proceeds from the offering, including any net proceeds received from an exercise of the underwriters’ option to purchase additional common units, for general partnership purposes.

Citigroup, Wells Fargo Securities, Barclays and BofA Merrill Lynch are acting as joint book-running managers for the offering. A copy of the prospectus supplement and prospectus relating to the offering may be obtained, when available, by sending a request to:

Citigroup

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, NY 11717

(800) 831-9146

batprospectusdept@citi.com

Wells Fargo Securities

Attn: Equity Syndicate Department

375 Park Avenue

New York, New York 10152

(800) 326-5897

cmclientsupport@wellsfargo.com

Barclays

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, NY 11717

(888) 603-5847

barclaysprospectus@broadridge.com;

BofA Merill Lynch

222 Broadway, 7th Floor

New York, NY 10038

Attn: Prospectus Department

dg.prospectus_requests@baml.com

You may also obtain these documents for free when they are available from the Securities and Exchange Commission at www.sec.gov.

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, any of the securities described herein, nor shall there be any sale of these securities, in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The offering will be made only by means of a prospectus and related prospectus supplement meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About Tesoro Logistics LP

Tesoro Logistics LP, headquartered in San Antonio, Texas, is a fee-based, growth-oriented Delaware limited partnership formed by Tesoro Corporation to own, operate, develop and acquire crude oil and refined products logistics assets.

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Partnership’s control and difficult to predict. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in the Partnership’s Annual Report on Form 10-K filed on February 29, 2012 and Quarterly Reports on Form 10-Q filed on May 8, 2012 and August 7, 2012. All forward-looking statements attributable to the Partnership or persons acting on the Partnership’s behalf are expressly qualified in their entirety by these cautionary statements and risk factors. Forward-looking statements contained in this press release reflect the Partnership’s view only as of the date of this press release. The Partnership undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact:

Investors:

Louie Rubiola, Director, Investor Relations, (210) 626-4355

Media:

Tesoro Media Relations, media@tsocorp.com, (210) 626-7702